SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 30, 2003
(Date of Report)
(Date of Earliest Event Reported)

CORIXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22891 (Commission File No.)	91-1654387 (IRS Employer Identification No.)

1124 Columbia Street, Suite 200, Seattle, WA 98104-2040
(Address of Principal Executive Offices, including Zip Code)

(206) 754-5711
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On June 30, 2003, Corixa Corporation (the “Company”) and GlaxoSmithKline announced that the U.S. Food and Drug Administration had approved BEXXAR® (Tositumomab and Iodine I 131 Tositumomab) for the treatment of patients with CD20 positive, follicular, non-Hodgkin’s lymphoma, with and without transformation, whose disease is refractory to Rituximab and has relapsed following chemotherapy. A copy of the Company’s press release relating to the announcement is attached to this report as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Corixa Corporation Press Release dated June 30, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION

Date: July 1, 2003	By:	/s/ Michelle Burris

	Name: Its:	Michelle Burris Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Corixa Corporation Press Release dated June 30, 2003